Exhibit 99.2 3RD QUARTER 2026 Investor Presentation

2 Safe Harbor This Presentation may include certain forward-looking statements, that reflect our current views with respect to future events and financial performance. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995 and include, without limitation, statements concerning the conditions of our industry and our operations, performance, product development efforts (including AI integration) and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts (including AI Integration), and future expenses. Forward-looking statements include all statements that do not relate solely to historical or current facts and generally can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “could,” “estimates,” “expects,” “targets,” “likely,” “may,” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Accordingly, we caution you against relying on forward-looking statements. Important factors could cause actual results to differ materially from those in the forward-looking statements. For additional information regarding known material factors that could cause the Company’s actual results to differ from its projected results, see those set forth in “Risk Factors” in our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the year ended December 31, 2025. Readers are cautioned not to place undue reliance on forward-looking statements contained in this Presentation, which speak only as of the date of this Presentation. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements publicly after the date they are made, whether as a result of new information, future events or otherwise. This Presentation includes references to industry and market data and forecasts that we obtained from internal company surveys, publicly available information and industry publications and surveys. Our internal research and forecasts are based on management’s understanding of industry conditions, and such information has not been verified by independent sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but we do not guarantee the accuracy and completeness of such information. Such information also involves risks and uncertainties and is subject to change based on various factors, including those discussed under the heading “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements” in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the year ended December 31, 2025. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains non-GAAP financial measures. We present non-GAAP financial measures including adjusted EBITDA, adjusted EBITDA margin, adjusted gross profit, adjusted gross margin and free cash flow. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables for reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP financial measures. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in our industry. This Presentation also includes certain forward-looking non-GAAP financial measures, such as adjusted EBITDA margin and adjusted gross margin. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts.

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4 Excludes CRM products. Growth products include the Thryv Growth Platform and additional marketing value-added services. Quarterly Revenue Expansion

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FINANCIAL REVIEW

Q3 SaaS Highlights

SaaS is now the dominant contributor to revenue

94%
SaaS % of Total Revenue
Q3 2026

+16%
Revenue from Growth Products
Year-over-Year

$373
ARPU
+2% YoY

69%
Adjusted Gross Margin[(1)]
SaaS, Q3 2026

72%
Quality Customer[2] % of SaaS Revenue
+300 bps YoY

~100k
SaaS Subscribers
New Growth Platform adding subscribers

[(1)] See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin.
[(2)] Defined as clients with greater than $400 monthly recurring revenue.
Results include the Keap acquisition (October 31, 2024), except Market, Sell, Grow and quality customer metrics. Adjusted gross margin is non-GAAP; see appendix reconciliation.

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7 Adjusted EBITDA and free cash flow are non-GAAP; see appendix reconciliation. Outlook is on a continuing operations basis, reflecting the pending sale of the print business. Figures may not foot due to rounding. FINANCIAL REVIEW Q3 2026 Financial Results Q4 SaaS 2026 outlook Revenue: $110.0M to $111.0M Adjusted EBITDA: ($4.5M) to ($5.5M) FY SaaS 2026 outlook Revenue: $453.0M to $454.0M Adjusted EBITDA: $16.5M to $17.5M $ in millions Q3 2026 Q3 2025 YoY SaaS Revenue $112.0 $115.9 (3.4) % Adjusted EBITDA 9.5 5.6 3.9 Adjusted EBITDA Margin 8.5% 4.8% 370 bps Marketing Services Revenue $6.9 $21.5 (67.9) % Adjusted EBITDA (5.3) (10.1) 4.8 Consolidated Revenue $118.9 $137.4 (13.5) % Adjusted EBITDA 4.2 (4.6) 8.8 Adjusted EBITDA Margin 3.5% (3.3) % 680 bps Free Cash Flow 4.7 14.6 (67.5) % Net Loss (116.0) (24.9) Incl. $94.8 impairment

8 Marketing Services Revenue $2.0 to $3.0 $35.0 to $36.0 Adjusted EBITDA ($11.0) to ($12.0) $(21.0) to $(22.0) (in millions, USD) Q4 2026 FY 2026 SaaS Revenue $110.0 to $111.0 $453.0 to $454.0 Adjusted EBITDA ($4.5) to ($5.5) $16.5 to $17.5 Total Company Revenue $112.0 to $114.0 $488.0 to $490.0 Adjusted EBITDA ($15.5) to ($17.5) ($3.5) to ($5.5) Q4 and FY 2026 Outlook On a Continuing Operations Basis 1 Guidance is presented on a continuing operations basis, reflecting the pending sale of the print business. In this presentation, only costs directly attributable to the print business, including printing, publishing, distribution, and headcount costs for employees transferring with the sale, are classified as discontinued operations. Figures may not foot due to rounding.

9 Appendix

10 APPENDIX Non-GAAP Financial Reconciliation (in thousands) Q3-25 YTD 25 Q3-26 YTD 26 Net loss from continuing operations $ (24,892) $ (74,546) $ (115,980) $ (153,463) Interest expense 7,592 23,921 6,839 19,629 Depreciation and amortization expense 9,515 30,814 11,531 31,576 Stock-based compensation expense 5,685 19,192 3,980 11,292 Restructuring and integration expenses 5,371 15,546 4,150 17,815 Income tax benefit (7,847) (20,505) (710) (9,024) Net periodic pension cost 665 2,211 328 1,030 Impairment charges — — 94,800 94,800 Other (681) (3,630) (733) (1,721) Adjusted EBITDA $ (4,592) $ (6,997) $ 4,205 $ 11,934 Figures may not foot due to rounding.

11 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Three Months Ended September 30, 2026 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 73,210 $ 482 $ 73,692 Plus: Depreciation and amortization expense 4,397 271 4,668 Stock-based compensation expense 15 1 16 Adjusted Gross Profit $ 77,622 $ 754 $ 78,376 Gross Margin 65.4% 7.0% 62.0 % Adjusted Gross Margin 69.3% 10.9% 65.9 % Three Months Ended September 30, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 80,956 $ 4,757 $ 85,713 Plus: Depreciation and amortization expense 3,084 573 3,657 Stock-based compensation expense 98 15 113 Adjusted Gross Profit $ 84,138 $ 5,345 $ 89,483 Gross Margin 69.8% 22.1% 62.4 % Adjusted Gross Margin 72.6% 24.8% 65.1 % Non-GAAP Financial Reconciliation

12 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Non-GAAP Financial Reconciliation Nine Months Ended September 30, 2026 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 219,505 $ 11,858 $ 231,363 Plus: Depreciation and amortization expense 11,721 1,073 12,794 Stock-based compensation expense 81 8 89 Adjusted Gross Profit $ 231,307 $ 12,939 $ 244,246 Gross Margin 64.0% 35.9% 61.5 % Adjusted Gross Margin 67.4% 39.2% 64.9 % Nine Months Ended September 30, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 239,556 $ 28,190 $ 267,746 Plus: Depreciation and amortization expense 9,431 2,199 11,630 Stock-based compensation expense 301 64 365 Adjusted Gross Profit $ 249,288 $ 30,453 $ 279,741 Gross Margin 70.0% 35.6% 63.6 % Adjusted Gross Margin 72.9% 38.4% 66.4%

13 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non-GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods. Three Months Ended September 30, 2026 (in thousands) SaaS Marketing Services Total Revenue $ 112,024 $ 6,913 $ 118,937 Adjusted EBITDA 9,483 (5,278) 4,205 Adjusted EBITDA Margin 8.5% (76.3) % 3.5 % Three Months Ended September 30, (in thousands) 2026 2025 Net cash (used in) provided by operating activities, continuing operations $ (3,590) $ 1,924 Net cash provided by operating activities, discontinued operations 15,822 20,322 Net cash provided by operating activities $ 12,232 $ 22,246 Additions to fixed assets and capitalized software (7,492) (7,636) Free Cash Flow $ 4,740 $ 14,610 Three Months Ended September 30, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 115,903 $ 21,524 $ 137,427 Adjusted EBITDA 5,554 (10,146) (4,592) Adjusted EBITDA Margin 4.8% (47.1) % (3.3) %

14 APPENDIX Nine Months Ended September 30, (in thousands) 2026 2025 Net cash used in operating activities, continuing operations $ (37,867) $ (40,105) Net cash provided by operating activities, discontinued operations 77,453 81,426 Net cash provided by operating activities $ 39,586 $ 41,321 Additions to fixed assets and capitalized software (23,613) (22,491) Free Cash Flow $ 15,973 $ 18,830 Supplemental Financial Information Nine Months Ended September 30, 2026 (in thousands) SaaS Marketing Services Total Revenue $ 343,242 $ 33,032 $ 376,274 Adjusted EBITDA 22,098 (10,164) 11,934 Adjusted EBITDA Margin 6.4% (30.8) % 3.2 % Nine Months Ended September 30, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 342,037 $ 79,203 $ 421,240 Adjusted EBITDA 16,726 (23,723) (6,997) Adjusted EBITDA Margin 4.9% (30.0) % (1.7) % The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non-GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods.

15 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Adjusted EBITDA1: Defined as Loss from continuing operations, plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Restructuring and integration expenses, Stock-based compensation expense, and other non-operating expenses, such as Net periodic pension cost (benefit), impairment charges and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin1: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit ("ARPU"): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month. 1Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.